SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e) (2)
         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      PHOENIX-OAKHURST INCOME & GROWTH FUND
                              --------------------
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
         (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             1) Title of each class of securities to which transaction applies:
             2) Aggregate number of securities to which transaction applies:
             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4) Proposed maximum aggregate value of transaction:
             5) Total fee paid: ___________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)  Amount Previously Paid:
             2)  Form, Schedule or Registration No.:
             3)  Filing Party:
             4)  Date Filed:

                      PHOENIX-OAKHURST INCOME & GROWTH FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------


Dear Shareholder:

We are pleased to enclose the proxy statement for the August 17, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes we are requesting are important to the Fund and to you as a shareholder.

We are asking shareholders to approve a tax-free reorganization of the Fund into a Delaware business trust. This is part of our effort to integrate the entire Phoenix family of mutual funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions. We think this effort offers the opportunity for operational efficiencies that will benefit all shareholders. The reorganization will not change your Fund's name, investment adviser or its portfolio manager and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization.

Your Board of Trustees believes that the proposed reorganization is in the best interests of the shareholders and has unanimously recommended that shareholders of the Fund vote for the reorganization and for the other matters identified in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

                                   Sincerely,


                                   Philip R. McLoughlin
                                   President

                      PHOENIX-OAKHURST INCOME & GROWTH FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 2000


TO THE SHAREHOLDERS:

     A special meeting of shareholders of Phoenix-Oakhurst Income & Growth Fund (the "Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on August 17, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated June __, 2000, which provides for the reorganization of the Fund into a Delaware business trust.

     2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Fund at the close of business on June 19, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o By telephone, with a toll-free call to BostonEquiserve, the Trust's proxy tabulator, at 1-877-779-8683 and following recorded instructions;

         o By mail, with the enclosed proxy card and postage-paid envelope; or

         o In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                  PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
                  YOUR VOTE IS IMPORTANT.



                  By Order of the Board of Directors of Phoenix-Oakhurst Income & Growth Fund,
                                                   G. Jeffrey Bohne
                                                   Secretary

                      PHOENIX-OAKHURST INCOME & GROWTH FUND
                                 PROXY STATEMENT

                             MEETING OF SHAREHOLDERS


     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Oakhurst Income & Growth Fund (the "Fund") of proxies to be used at a meeting of the shareholders of the Fund and at any adjournment(s) thereof.

     The purpose of the meeting is to consider a plan to reorganize the Fund from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust"). To accomplish the reorganization, the Delaware Trust has been formed and the Fund will be established (the "New Fund") as an individual series of the Delaware Trust. The New Fund will have the same classes of shares as the classes of the existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

     The reorganization will not change the Fund's investment objective or principal investment strategy, name, investment adviser, independent accountants or fiscal year. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The New Fund will offer the same shareholder services as the Fund.

     This Proxy Statement and the enclosed form of proxy are first being mailed, or otherwise being made available, to shareholders on or about June 29, 2000.

VOTING INFORMATION

     Shareholders of record of the Fund at the close of business on June 19, 2000 will be entitled to vote at the meeting or at any adjournments thereof. On that date, there were issued and outstanding ___________ shares of the Fund.

     Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of the reorganization proposal requires the vote of a majority of the shares of the Fund entitled to vote. The reorganization will not take place unless the Fund approves the reorganization proposal. If the reorganization is not approved by the Fund, the Fund will continue as a Massachusetts business trust and the Board of Trustees of the Fund may consider other alternatives that it views as being in the best interests of the shareholders of the Fund.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Fund is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

     o by written notice of the proxy's revocation to the Secretary of the Fund at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o  by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

APPRAISAL RIGHTS

     The Declaration of Trust for the Fund provides shareholders with appraisal rights in connection with the sale of assets of the Fund. However, the staff of the Securities and Exchange Commission ("SEC") has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the Investment Company Act of 1940 (the "1940 Act") and Rule 22c-1 thereunder. Rule 22c-1 generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by the Fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $______, plus reimbursement of out-of-pocket expenses.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of ____________, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of shares of the Fund:

                                                           Percentage
      Name of Shareholder        Fund and Class            of Class          Number of Shares
      -------------------        --------------            --------          ----------------

      ______________________     ___________________       ___________       ________________

      ______________________     ___________________       ___________       ________________

      ______________________     ___________________       ___________       ________________

      ______________________     ___________________       ___________       ________________



     On ______________, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

REASONS FOR THE PROPOSED REORGANIZATION

     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restriction offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Fund. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust investment, merge or consolidate the New Fund with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Comparative Information about the Fund and the Delaware Trust" on page __.

     The New Fund has fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These restrictions differ in certain respects from those of the existing Fund. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the New

Fund. For a more detailed comparison of the current and proposed fundamental investment restrictions, see "Comparative Investment Restrictions" on page __.

THE AGREEMENT AND PLAN OF REORGANIZATION

     The reorganization consists of several steps that will occur on a closing date following shareholder approval. First, the Fund will transfer all of its assets to the New Fund in exchange solely for all of the shares of the New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include:
(a) the receipt by the Fund and the Delaware Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Fund. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Fund, prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

     The closing of the reorganization is scheduled to occur on the first
Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about August __, 2000.

     The reorganization agreement authorizes the Fund, as the sole shareholder of the New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o  elect trustees of the Delaware Trust; and

     o  approve an investment management agreement with Phoenix; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Fund.

     Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the Commonwealth of Massachusetts.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.

MANAGEMENT AND OTHER SERVICE PROVIDERS

     Phoenix, the current adviser of the Fund, will continue to serve as investment adviser to the New Fund following the reorganization. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with Phoenix that is substantially identical to the current agreement. The rate of advisory fees payable to Phoenix under the new advisory agreement will be the same as under the current agreement.

     Phoenix also acts as the investment adviser for 14 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

     All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

     As compensation for its services, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion.

     The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants and will also serve as independent accountants for the New Fund. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the New Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR

     The Fund currently operates on a fiscal year ending April 30. Following the reorganization, the New Fund will also operate on a fiscal year ending April 30.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

     The investment objectives and principal investment strategy of the New Fund will be identical to the investment objectives and principal investment strategy of the Fund.

COMPARATIVE INVESTMENT RESTRICTIONS

     The Fund is currently subject to certain investment restrictions that restrict the scope of its investments. As a result of the reorganization, shareholders will hold an interest in the New Fund with somewhat different investment restrictions than the Fund. The differences between the fundamental investment restrictions applicable to the Fund and the fundamental investment restrictions applicable to the New Fund include the following:

     Diversification. The percentage limitations in the Fund's current diversification restriction apply to all of the Fund's assets. The percentage limitations in the proposed restriction will apply to only 75% of the assets of the New Fund. Consequently, 25% of the New Fund's assets are in a basket that is excluded from the limitations. This would permit the New Fund to invest in a smaller number of issuers than the Fund is currently permitted to invest in. The New Fund's restriction is based upon the definition of a "diversified company" under the 1940 Act.

     Concentration. The Fund has an investment restriction prohibiting it from investing more than 25% of its total assets in any "industry" or "group of industries." The investment restriction of the New Fund does not limit investments in any "group of industries." Phoenix believes that, by avoiding potential ambiguities over the definition of a "group of industries," the New Fund will be subject to a clearer standard that is easier for investors to understand and investment personnel to follow.

     Borrowing. The Fund may not borrow money for any purpose. The New Fund has greater flexibility to borrow money in that it may borrow up to one-third of its total assets (including the amount borrowed) from banks plus an additional 5% of its total assets from banks or other lenders for temporary purposes. The New Fund's borrowing restriction is based upon the limitations currently imposed on borrowing by mutual funds by the 1940 Act.

     Senior Securities. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The restriction applicable to the New Fund clarifies that it is allowed to engage in these activities to the extent permitted by the SEC or the SEC staff.

     Underwriting. The investment restriction on underwriting clarifies that the New Fund would not violate the restriction if it was deemed an underwriter simply as a result of the sale of its portfolio securities.

     Real Estate. Under the Fund's current restriction, the Fund may not "deal" in real estate, except for the purchase of marketable securities of companies that deal in real estate. The restriction applicable to the New Fund clarifies that the New Fund is permitted to acquire or lease office space, invest in certain real estate securities and hold real estate that was acquired as a result of owning securities.

     Commodities. The current restriction prohibits the Fund from dealing in commodities. The restriction applicable to the New Fund permits it to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include options, futures contracts and options on futures contracts. The New Fund's ability to engage in futures transactions remains subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the New Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related options for non-hedging purposes to exceed 5% of the value of its assets.

     Lending. Under the Fund's restriction on lending, the Fund may not make loans to other persons except that it may lend portfolio securities (up to 25% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or Phoenix subject to conditions established by Phoenix. The lending restrictions applicable to the New Fund do not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the New Fund would be able to take advantage of that increased flexibility. The proposed restriction would permit the New Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.

     Other Restrictions. Unlike the Fund, the New Fund does not have fundamental investment restrictions relating to joint trades, pledging, purchases of securities on margin, short sales, purchases of securities of other investment companies or investments for the purpose of exercising control or management. These restrictions were based on the requirements of state "blue sky" laws that required the adoption of formal investment restrictions regarding these investments. These state law requires are no longer applicable to mutual funds.

     The table below sets forth the existing fundamental investment restrictions of the Fund and the new fundamental investment restrictions which will be applicable to the New Fund if the shareholders approve the proposed reorganization. Fundamental investment restrictions may be changed only upon approval by the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act.


-------------------------------------- ----------------------------------- -----------------------------------------
    SUBJECT MATTER OF RESTRICTION             PROPOSED RESTRICTION                   CURRENT RESTRICTION
-------------------------------------- ----------------------------------- -----------------------------------------
Diversification                        The Fund may not, with respect to   The Fund may not purchase any
                                       75% of its total assets, purchase   securities (other than U.S. Government
                                       securities of an issuer (other      obligations) if, as a result, more than
                                       than the U.S. Government, its       5% of the value of the total assets of
                                       agencies, instrumentalities or      the Fund would be invested in
                                       authorities or repurchase           securities of a single issuer.
                                       agreements collateralized by U.S.
                                       Government securities and other
                                       investment companies), if:  (a)     The Fund may not purchase any security
                                       such purchase would, at the time,   if, as a result, more than 10% of any
                                       cause more than 5% of the Fund's    class of securities or more than 10% of
                                       total assets taken at market        the outstanding voting securities of
                                       value to be invested in the         any issuer would be held.
                                       securities of such issuer; or (b)
                                       such purchase would at the time
                                       result in more than 10% of the
                                       outstanding voting securities of
                                       such issuer being held by the
                                       Fund.
-------------------------------------- ----------------------------------- -----------------------------------------
Industry Concentration                 The Fund may not purchase           The Fund may not invest more than 25%
                                       securities if, after giving         of its assets in any one industry or
                                       effect to the purchase, more than   group of industries.
                                       25% of its total assets would be
                                       invested in the securities of one
                                       or more issuers conducting their
                                       principal business activities in
                                       the same industry (excluding the
                                       U.S.
-------------------------------------- ----------------------------------- -----------------------------------------

                                       6

-------------------------------------- ----------------------------------- -----------------------------------------
    SUBJECT MATTER OF RESTRICTION             PROPOSED RESTRICTION                   CURRENT RESTRICTION
-------------------------------------- ----------------------------------- -----------------------------------------
                                       Government or its agencies
                                       or instrumentalities).
-------------------------------------- ----------------------------------- -----------------------------------------
Borrowing                              The Fund may not borrow money,      The Fund may not borrow money.
                                       except (i) in amounts not to
                                       exceed one third of the value of
                                       the Fund's total assets
                                       (including the amount borrowed)
                                       from banks, and (ii) up to an
                                       additional 5% of its total assets
                                       from banks or other lenders for
                                       temporary purposes.  For purposes
                                       of this restriction, (a)
                                       investment techniques such as
                                       margin purchases, short sales,
                                       forward commitments, and roll
                                       transactions, (b) investments in
                                       instruments such as futures
                                       contracts, swaps, and options and
                                       (c) short-term credits extended
                                       in connection with trade
                                       clearance and settlement, shall
                                       not constitute borrowing.
-------------------------------------- ----------------------------------- -----------------------------------------
Senior Securities                      The Fund may not issue "senior      The Fund may not issue senior
                                       securities" in contravention of     securities.
                                       the 1940 Act.  Activities
                                       permitted by SEC exemptive orders
                                       or staff interpretations shall
                                       not be deemed to be prohibited by
                                       this restriction.
-------------------------------------- ----------------------------------- -----------------------------------------
Underwriting                           The Fund may not underwrite the     The Fund may not underwrite the
                                       securities issued by other          securities of others.
                                       persons, except to the extent
                                       that, in connection with the
                                       disposition of portfolio
                                       securities, the Fund may be
                                       deemed to be an underwriter under
                                       applicable law.
-------------------------------------- ----------------------------------- -----------------------------------------
Real Estate                            The Fund may not purchase or sell   The Fund may not deal in real estate
                                       real estate, except that the Fund   except that it may purchase marketable
                                       may (i) acquire or lease office     securities of companies that deal in
                                       space for its own use, (ii)         real estate or interests therein
                                       invest in securities of issuers     including real estate investment trusts
                                       that invest in real estate or       but, excluding real estate limited
                                       interests therein, (iii) invest     partnerships.
                                       in mortgage-related securities
                                       and other securities that are
                                       secured by real estate or
                                       interests therein, (iv) hold and
                                       sell real estate acquired by the
                                       Fund as a result of the
                                       ownership of securities.
-------------------------------------- ----------------------------------- -----------------------------------------

                                       7

-------------------------------------- ----------------------------------- -----------------------------------------
    SUBJECT MATTER OF RESTRICTION             PROPOSED RESTRICTION                   CURRENT RESTRICTION
-------------------------------------- ----------------------------------- -----------------------------------------
Commodities                            The Fund may not purchase or sell   The Fund may not deal in commodities or
                                       commodities or commodity            commodities contracts.
                                       contracts, except the Fund may
                                       purchase and sell derivatives
                                       (including, but not limited to,
                                       options, futures contracts and
                                       options on futures contracts)
                                       whose value is tied to the value
                                       of a financial index or a
                                       financial instrument or other
                                       asset (including, but not limited
                                       to, securities indexes, interest
                                       rates, securities, currencies and
                                       physical commodities).
-------------------------------------- ----------------------------------- -----------------------------------------
Lending                                The Fund may not make loans,        The Fund may not make loans to other
                                       except that the Fund may (i) lend   persons except that it may lend
                                       portfolio securities, (ii) enter    portfolio securities (up to 25% of net
                                       into repurchase agreements, (iii)   assets at the time the loan is made) to
                                       purchase all or a portion of an     brokers or dealers or other financial
                                       issue of debt securities, bank      institutions not affiliated with the
                                       loan participation interests,       Fund or the Adviser, subject to
                                       bank certificates of deposit,       conditions established by the Adviser
                                       bankers' acceptances, debentures    and enter into repurchase transactions
                                       or other securities, whether or     (in accordance with the Fund's current
                                       not the purchase is made upon the   Prospectus).
                                       original issuance of the
                                       securities and (iv) participate
                                       in an interfund lending program
                                       with other registered investment
                                       companies.
-------------------------------------- ----------------------------------- -----------------------------------------
Joint Trading                          None.                               The Fund may not participate in any
                                                                           joint trading accounts.
-------------------------------------- ----------------------------------- -----------------------------------------
Pledging                               None.                               The Fund may not pledge, mortgage or
                                                                           hypothecate any securities or other
                                                                           property.
-------------------------------------- ----------------------------------- -----------------------------------------
Margin                                 None.                               The Fund may not purchase on margin.
-------------------------------------- ----------------------------------- -----------------------------------------
Short Sales                            None.                               The Fund may not engage in short sales.
-------------------------------------- ----------------------------------- -----------------------------------------
Investment Companies                   None.                               The Fund may not purchase any security
                                                                           of an investment trust except for
                                                                           purchases in the open market where no
                                                                           commission or profit to a sponsor or
                                                                           dealer results from such purchases,
                                                                           other than a customary broker's
                                                                           commission.
-------------------------------------- ----------------------------------- -----------------------------------------
Control                                None.                               The Fund may not make an investment
                                                                           for the purpose of exercising control or
                                                                           management.
-------------------------------------- ----------------------------------- -----------------------------------------

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the reorganization, the Fund will receive a tax opinion from its counsel, Goodwin, Procter & Hoar LLP. The tax opinion will provide that subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     o the transfer of all or substantially all of the assets of the Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o no gain or loss will be recognized by the Fund on the transfer of the assets of the Fund to the New Fund in exchange for New Fund shares and the assumption by the New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

     o the tax basis of the Fund's assets acquired by the New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund;

     o no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

     o no gain or loss will be recognized by shareholders of the Fund upon the receipt of shares of the New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

     o the aggregate tax basis of the New Fund shares, including any fractional shares, received by each shareholder of the Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of the Fund will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Fund in exchange for New Fund shares, the assumption by the New Fund of all known liabilities of the Fund not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

     The distribution arrangements of the New Fund will be the same as those of the Fund. The Fund currently offers Class A, Class B and Class C shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the New Fund in exchange for their shares in the Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of the New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

     Equity Planning serves as the distributor of shares for the Fund and will also be the distributor of the New Fund. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Fund and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

     The New Fund will offer the same shareholder services as the Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     Shareholders may exchange shares for another Phoenix fund in the same class of shares; e.g., Class A for Class A. Exchange privileges are limited and may not be available for all Phoenix Funds, and the Funds' distributor has the right to reject or suspend them.

     Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS

     The New Fund will have the same dividend and distribution policy as the Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE DELAWARE TRUST

     The following is a summary of certain differences between and among the trust instrument and by-laws of the Fund and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Fund and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

     General. The Fund was organized as a Massachusetts business trust in June 1986. The Fund is currently governed by an Amended and Restated Master Trust Agreement dated June 25, 1986, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Fund's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in June 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of both the Fund and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Delaware Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument also provides that any Trustee may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares. However, a Trustee may be removed by two-thirds of the remaining Trustees only for cause.

     Liability of Trustees and Officers. A Trustee of both the Fund and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. The Delaware Trust Instrument expands the shareholder indemnification provision to include former shareholders.

     Shareholder Voting. The voting rights of shareholders of the Fund are based on the number of shares the shareholder owns. Each holder of a share of the Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust.

     Shareholder Meetings. The Delaware Trust and the Fund are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of the Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of the Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

     Termination of the Trust or a Fund. Under the Delaware Trust
Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. The New Fund or a class thereof may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New

Fund or class. Under the Massachusetts Trust Instrument, the holders of at least two-thirds of the shares of the Fund must approve the termination of the Fund. The termination of a Fund requires an affirmative vote of the holders of at least two-thirds of the shares of the Fund.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (e.g. amendments affecting shareholders' liability or indemnity rights). On the other hand, the Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code.

     Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Fund or its holders of shares. The Delaware Trust Instrument does not provide shareholders a similar right.

     Shareholder Appraisal Rights. The Massachusetts Trust Instrument provides shareholders with the right to demand an appraisal of the value of their shares in a merger, consolidation, sale or exchange of assets to the same extent as a shareholder of a Massachusetts business corporation. The Delaware Trust Instrument does not provide for shareholder appraisal rights. Appraisal rights are highly unusual in the context of open-end investment companies, and it is the position of the SEC that state appraisal rights given to mutual fund shareholders would violate the 1940 Act.

CERTAIN INFORMATION REGARDING THE TRUSTEES

     Federal securities laws require that at least one-half of the Trustees of the Fund and, following the reorganization, trustees of the Delaware Trust, be elected by shareholders. The Fund currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to elect the then current Trustees of the Fund, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

-------------------------------------- ------------------------ ------------------------------------------------------
            NAME, ADDRESS                POSITIONS HELD WITH                    PRINCIPAL OCCUPATIONS
               AND AGE                        THE TRUST                        DURING THE PAST 5 YEARS
-------------------------------------- ------------------------ ------------------------------------------------------
Robert Chesek (66)                     Trustee                   Trustee/Director (1981-present) and Chairman
49 Old Post Road                                                 (1989-1994), Phoenix Funds. Trustee, Phoenix-Aberdeen
Wethersfield, CT 06109                                           Series Fund, Phoenix Duff & Phelps Institutional
                                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                                 (2000-present).
-------------------------------------- ------------------------ ------------------------------------------------------

                                       12

-------------------------------------- ------------------------ ------------------------------------------------------
E. Virgil Conway (71)                  Trustee                   Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                                               (1992-present). Trustee/Director, Consolidated Edison
Bronxville, NY 10708                                             Company of New York, Inc. (1970-present), Pace
                                                                 University (1978-present), Atlantic Mutual Insurance
                                                                 Company (1974-present), HRE Properties
                                                                 (1989-present), Greater New York Councils, Boy Scouts
                                                                 of America (1985-present), Union Pacific Corp.
                                                                 (1978-present), Blackrock Freddie Mac Mortgage
                                                                 Securities Fund (Advisory Director) (1990-present),
                                                                 Centennial Insurance Company (1974-present), Josiah
                                                                 Macy, Jr., Foundation (1975-present), The Harlem
                                                                 Youth Development Foundation (1987-present).
                                                                 Chairman, (1998-present), Accuhealth Trism, Inc.
                                                                 (1994-present), Realty Foundation of New York
                                                                 (1972-present), and New York Housing Partnership
                                                                 Development Corp. (1985-present). Vice Chairman
                                                                 Academy of Political Science (1985-present) and
                                                                 Director/Trustee, Phoenix Funds (1993-present).
                                                                 Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
                                                                 Phelps Institutional Mutual Funds (1996-present) and
                                                                 Phoenix-Seneca Funds (2000-present). Director, Duff &
                                                                 Phelps Utilities Tax-Free Income Inc. and Duff &
                                                                 Phelps Utility and Corporate Bond Trust Inc.
                                                                 (1995-present). Chairman/Member, Audit Committee of
                                                                 the City of New York (1981-1996). Advisory Director,
                                                                 Blackrock Fannie Mae Mortgage Securities Fund
                                                                 (1989-1996) and Fund Directions (1993-1998).
                                                                 Chairman, Financial Accounting Standards Advisory
                                                                 Council (1992-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
Harry Dalzell-Payne (71)               Trustee                   Director/Trustee, Phoenix Funds (1993-present).
The Flat                                                         Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Elmore Court                                                     Phelps Institutional Mutual Funds (1996-present) and
Elmore, GLOS GL2 6NT UK                                          Phoenix-Seneca Funds (1999-present). Director, Duff &
                                                                 Phelps Utilities Tax-Free Income Inc. and Duff &
                                                                 Phelps Utility and Corporate Bond Trust Inc.
                                                                 (1995-present). Formerly a Major General of the
                                                                 British Army.
-------------------------------------- ------------------------ ------------------------------------------------------
*Francis E. Jeffries (69)              Trustee                   Director/Trustee, Phoenix Funds (1995-present).
  8477 Bay Colony Dr.                                            Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
  Apt. 902                                                       Phelps Institutional Mutual Funds (1996-present) and
  Naples, FL 34108                                               Phoenix-Seneca Funds (2000-present). Director, Duff &
                                                                 Phelps Utilities Income Inc. (1987-present), Duff &
                                                                 Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                                 and Duff & Phelps Utility and Corporate Bond Trust
                                                                 Inc. (1993-present). Director, The Empire District
                                                                 Electric Company (1984-present). Director
                                                                 (1989-1997), Chairman of the Board (1993-1997),
                                                                 President (1989-1993), and Chief Executive Officer
                                                                 (1989-1995), Phoenix Investment Partners, Ltd.
-------------------------------------- ------------------------ ------------------------------------------------------

                                       13

-------------------------------------- ------------------------ ------------------------------------------------------
Leroy Keith, Jr. (61)                  Trustee                   Chairman (1995-present) and Chief Executive Officer
Chairman and Chief                                               (1995-1999), Carson Products Company. (1995-present).
Executive Officer                                                Director/Trustee, Phoenix Funds (1980-present).
Carson Products Company                                          Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
64 Ross Road                                                     Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                               Phoenix-Seneca Funds (2000-present). Director,
                                                                 Equifax Corp. (1991-present) and Evergreen
                                                                 International Fund, Inc. (1989-present). Trustee,
                                                                 Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                                 Evergreen Tax Free Fund, Master Reserves Tax Free
                                                                 Trust, and Master Reserves Trust.
-------------------------------------- ------------------------ ------------------------------------------------------
*Philip R. McLoughlin (53)             Trustee and               Chairman (1997-present), Director (1995-present),
                                       President                 Vice Chairman (1995-1997) and Chief Executive Officer
                                                                 (1995-present), Phoenix Investment Partners, Ltd.
                                                                 Director (1994-present) and Executive Vice President,
                                                                 Investments (1988-present), Phoenix Home Life Mutual
                                                                 Insurance Company. Director/Trustee and President,
                                                                 Phoenix Funds (1989-present). Trustee and President,
                                                                 Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                                 Phelps Institutional Mutual Funds (1996-present).
                                                                 Director, Duff & Phelps Utilities Tax-Free Income
                                                                 Inc. (1995-present) and Duff & Phelps Utility and
                                                                 Corporate Bond Trust Inc. (1995-present). Trustee,
                                                                 Phoenix-Seneca Funds (1999-present). Director
                                                                 (1983-present) and Chairman (1995-present), Phoenix
                                                                 Investment Counsel, Inc. Director (1984-present) and
                                                                 President (1990-1999), Phoenix Equity Planning
                                                                 Corporation. Chairman and Chief Executive Officer,
                                                                 Phoenix/Zweig Advisors LLC (1999-present). PXRE
                                                                 Corporation (Delaware) (1985-present) and World Trust
                                                                 Fund (1991-present). Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company
                                                                 (1996-present). Director and Executive Vice
                                                                 President, PHL Variable Insurance Company
                                                                 (1995-present). Director, Phoenix Charter Oak Trust
                                                                 Company (1996-present). Director and Vice President,
                                                                 PM Holdings, Inc. (1985-present). Director
                                                                 (1992-present) and President (1992-1994), W.S.
                                                                 Griffith & Co., Inc. Director, PHL Associates, Inc.
                                                                 (1995-present).
-------------------------------------- ------------------------ ------------------------------------------------------
Everett L. Morris (72)                 Trustee                   Vice President, W.H. Reaves and Company
164 Laird Road                                                   (1993-present). Director/ Trustee, Phoenix Funds
Colts Neck, NJ 07722                                             (1995-present), Phoenix-Aberdeen Series Fund, Phoenix
                                                                 Duff & Phelps Institutional Mutual Funds
                                                                 (1996-present) and Phoenix-Seneca Funds
                                                                 (2000-present). Director, Duff & Phelps Utilities
                                                                 Tax-Free Income Inc. (1991-present) and Duff & Phelps
                                                                 Utility and Corporate Bond Trust Inc. (1993-present).
-------------------------------------- ------------------------ ------------------------------------------------------

                                       14

-------------------------------------- ------------------------ ------------------------------------------------------
*James M. Oates (54)                   Trustee                   Chairman, IBEX Capital Markets, Inc. (formerly, IBEX
 Managing Director                                               Capital Markets LLC) (1997-present). Managing
 The Wydown Group                                                Director, Wydown Group (1994-present). Director,
 IBEX Capital Markets, Inc.                                      Phoenix Investment Partners, Ltd. (1995-present).
 60 State Street                                                 Director/Trustee, Phoenix Funds (1987-present).
 Suite 950                                                       Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
 Boston, MA 02109                                                & Phelps Institutional Mutual Funds (1996-present)
                                                                 and Phoenix-Seneca Funds (2000-present). Director,
                                                                 AIB Govett Funds (1991-present),  Investors
                                                                 Financial Service Corporation (1995-present),
                                                                 Investors Bank & Trust Corporation (1995-present),
                                                                 Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                 (1996-present), Command Systems, Inc.
                                                                 (1998-present), Connecticut River Bancorp
                                                                 (1998-present) and Endowment for Health
                                                                 (1999-present). Vice Chairman, Massachusetts
                                                                 Housing-Partnership (1998-2000). Director, Blue
                                                                 Cross and Blue Shield of New Hampshire (1994-1999).
-------------------------------------- ------------------------ ------------------------------------------------------
Herbert Roth, Jr. (71)                 Trustee                   Director/Trustee, Phoenix Funds (1980-present),
134 Lake Street                                                  Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                                     Institutional Mutual Funds (1996-present) and
Sherborn, MA 01770                                               Phoenix-Seneca Funds (2000-present). Director,
                                                                 Boston Edison Company (1978-present), Landauer, Inc.
                                                                 (medical services) (1970-present), Tech Ops./
                                                                 Sevcon, Inc. (electronic controllers)
                                                                 (1987-present), and Mark IV Industries (diversified
                                                                 manufacturer) (1985-present). Member, Directors
                                                                 Advisory Council, Phoenix Home Life Mutual Insurance
                                                                 Company (1998-present). Director, Phoenix Home Life
                                                                 Mutual Insurance Company (1972-1998).
-------------------------------------- ------------------------ ------------------------------------------------------
Richard E. Segerson (54)               Trustee                   Managing Director, Northway Management Company
102 Valley Road                                                  (1998-present). Director/Trustee, Phoenix Funds
New Canaan, CT 07840                                             (1993-present). Trustee, Phoenix-Aberdeen Series
                                                                 Fund, Phoenix Duff & Phelps Institutional Mutual
                                                                 Funds (1996-present) and Phoenix-Seneca Funds
                                                                 (2000-present). Managing Director, Mullin Associates
                                                                 (1993-1998).
-------------------------------------- ------------------------ ------------------------------------------------------
Lowell P. Weicker, Jr. (69)            Trustee                   Trustee/Director, Phoenix Funds (1995-present).
731 Lake Avenue                                                  Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Greenwich, CT 06830                                              Phelps Institutional Mutual Funds (1996-present) and
                                                                 Phoenix-Seneca Funds (2000-present). Director, UST
                                                                 Inc. (1995-present), HPSC Inc. (1995-present)
                                                                 Burroughs Wellcome Fund (1996-present) and Compuware
                                                                 (1996-present). Visiting Professor, University of
                                                                 Virginia (1997-present). Director, Duty Free
                                                                 International, Inc. (1997). Chairman, Dresing,
                                                                 Lierman, Weicker (1995-1996). Governor of the State
                                                                 of Connecticut (1991-1995).
-------------------------------------- ------------------------ ------------------------------------------------------

                                       15

-------------------------------------- ------------------------ ------------------------------------------------------
Michael E. Haylon (42)                 Executive                 Director and Executive Vice President, Investments,
                                       Vice                      Phoenix Investment Partners, Ltd. (1995-present).
                                       President                 Director (1994-present), President (1995-present),
                                                                 Executive Vice President (1994-1995), Vice President
                                                                 (1991-1994), Phoenix Investment Counsel, Inc.
                                                                 Director, Phoenix Equity Planning Corporation
                                                                 (1995-present). Executive Vice President, Phoenix
                                                                 Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                                 (1996-present). Executive Vice President
                                                                 (1997-present), Vice President (1996-1997), Phoenix
                                                                 Duff & Phelps Institutional Mutual Funds. Senior Vice
                                                                 President, Securities Investments, Phoenix Home Life
                                                                 Mutual Insurance Company (1993-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
John F. Sharry (48)                    Executive                 President, Retail Division (1999-present), Executive
                                       Vice                      Vice President, Retail Division (1997-1999), Phoenix
                                       President                 Investment Partners, Ltd. Managing Director, Retail
                                                                 Distribution, Phoenix Equity Planning Corporation
                                                                 (1995-present). Executive Vice President, Phoenix
                                                                 Funds (1998-present) and Phoenix-Aberdeen Series
                                                                 Funds (1998-present). Managing Director, Director and
                                                                 National Sales Manager, Putnam Mutual Funds
                                                                 (1992-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
James D. Wehr (43)                     Senior Vice               Senior Vice President (1998-present), Managing
                                       President                 Director, Fixed Income (1996-1998), Vice President
                                                                 (1991-1996), Phoenix Investment Counsel, Inc. Senior Vice
                                                                 President (1997-present), Vice President (1988-1997) Phoenix
                                                                 Multi-Portfolio Fund; Senior Vice President (1997-present), Vice
                                                                 President (1990-1997) Phoenix Series Fund; Senior Vice President
                                                                 (1997-present), Vice President (1993-1997) Phoenix-Goodwin
                                                                 California Tax Exempt Bonds, Inc., and Senior Vice President
                                                                 (1997-present), Vice President (1996-1997) Phoenix Duff & Phelps
                                                                 Institutional Mutual Funds. Senior Vice President (1997-present)
                                                                 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.,
                                                                 Phoenix-Goodwin Multi-Sector Short Term Bond Fund,
                                                                 Phoenix-Oakhurst Income & Growth Fund and Phoenix-Oakhurst
                                                                 Strategic Allocation Fund, Inc. Managing Director, Public Fixed
                                                                 Income, Phoenix Home Life Insurance Company (1991-1995).

-------------------------------------- ------------------------ ------------------------------------------------------

                                       16

-------------------------------------- ------------------------ ------------------------------------------------------
  Steven L. Colton (40)                Vice                      Managing Director, Value Equities, Phoenix
                                       President                 Investment Counsel, Inc. (1997-present). Vice
                                                                 President, The Phoenix Edge Series Fund, Phoenix
                                                                 Series Fund (1997-present) and Phoenix-Oakhurst
                                                                 Income & Growth Fund (1998-present). Vice
                                                                 President/Senior Portfolio Manager, American
                                                                 Century Investment Management (1987-1997).
                                                                 Portfolio Manager, American Century/Benham Income &
                                                                 Growth Fund (1990-1997). Portfolio Manager,
                                                                 American Century/Benham Equity Growth Fund
                                                                 (1991-1996). Portfolio Manager, American
                                                                 Century/Benham Utilities Income Fund (1993-1997).
-------------------------------------- ------------------------ ------------------------------------------------------
  Robert Driessen (52)                 Vice President and        Vice President and Compliance Officer, Phoenix
                                       Assistant Secretary       Investment Partners, Ltd. (1999-present) and
                                                                 Phoenix Investment Counsel, Inc. (1999-present).
                                                                 Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                                 Series Fund, Phoenix Duff & Phelps Institutional
                                                                 Mutual Funds (1999-present). Compliance Officer
                                                                 (2000-present) and Associate Compliance Officer
                                                                 (1999), PXP Securities Corporation. Vice President,
                                                                 Risk Management Liaison, Bank of America
                                                                 (1996-1999). Vice president, Securities Compliance,
                                                                 The Prudential Insurance Company of America
                                                                 (1993-1996). Branch Chief/Financial Analyst,
                                                                 Securities and Exchange Commission, Division of
                                                                 Investment Management (1972-1993).
-------------------------------------- ------------------------ ------------------------------------------------------
  Christopher J. Kelleher (44)         Vice                      Managing Director, Fixed Income (1996-present),
                                       President                 Vice President (1991-1996), Phoenix Investment
                                                                 Counsel, Inc. Vice President, Phoenix Series Fund
                                                                 (1989-present), The Phoenix Edge Series Fund
                                                                 (1989-present), Phoenix Duff & Phelps Institutional
                                                                 Mutual Funds (1996-present). Phoenix Income and
                                                                 Growth Fund (1998-present) and Phoenix Strategic
                                                                 Allocation Fund (1998-present). Portfolio Manager,
                                                                 Public Bonds, Phoenix Home Life Insurance Company
                                                                 (1991-1995).
-------------------------------------- ------------------------ ------------------------------------------------------

                                       17

-------------------------------------- ------------------------ ------------------------------------------------------
William R. Moyer (55)                  Vice                      Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                President                 (1999-present), Senior Vice President and Chief
P.O. Box 2200                                                    Financial Officer (1995-1999), Phoenix Investment
Enfield, CT 06083-2200                                           Partners, Ltd. (1995-present). Senior Vice President
                                                                 (1990-present), Chief Financial Officer
                                                                 (1996-present), Finance (until 1996), and Treasurer
                                                                 (1998-present and 1994-1996), Phoenix Equity Planning
                                                                 Corporation. Director (1998-present), Senior Vice
                                                                 President (1990-present), Chief Financial Officer
                                                                 (1996-present) and Treasurer (1994-present), Phoenix
                                                                 Investment Counsel, Inc. Treasurer (1999-present),
                                                                 Vice President and Chief Financial Officer, Duff &
                                                                 Phelps Investment Management Co. (1996-1999). Vice
                                                                 President, Phoenix Funds (1990-present), Phoenix Duff
                                                                 & Phelps Institutional Mutual Funds (1996-present)
                                                                 and Phoenix Aberdeen Series Fund (1996-present). Vice
                                                                 President, Investment Products Finance, Phoenix Home
                                                                 Life Mutual Insurance Company (1990-1995). Senior
                                                                 Vice President, Chief Financial Officer, W.S.
                                                                 Griffith & Co., Inc. (1992-1995) and Townsend
                                                                 Financial Advisers, Inc. (1993-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
Nancy G. Curtiss (47)                  Treasurer                 Vice President, Fund Accounting (1994-present) and
                                                                 Treasurer (1996-present), Phoenix Equity Planning
                                                                 Corporation. Treasurer, Phoenix Funds (1994-present),
                                                                 Phoenix Duff & Phelps Institutional Mutual Funds
                                                                 (1996-present) and Phoenix-Aberdeen Series Fund
                                                                 (1996-present). Second Vice President and Treasurer,
                                                                 Fund Accounting, Phoenix Home Life Mutual Insurance
                                                                 Company (1994-1995). Various positions with Phoenix
                                                                 Home Life Insurance Company (1987-1994).
-------------------------------------- ------------------------ ------------------------------------------------------
G. Jeffrey Bohne (52)                  Secretary                 Vice President and General Manager, Phoenix Home Life
101 Munson Street                                                Mutual Insurance Co. (1993-present). Vice President,
Greenfield, MA 01301                                             Transfer Agent Operations (1993-1996), Senior Vice
                                                                 President (1999-present), Vice President (1996-1999),
                                                                 Mutual Fund Customer Service, Phoenix Equity Planning
                                                                 Corporation. Secretary/Clerk, Phoenix Funds
                                                                 (1993-present), Phoenix Duff & Phelps Institutional
                                                                 Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                                 Fund (1996-present). Vice President, Home Life of New
                                                                 York Insurance Company (1984-1992).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------

*Indicates that the Trustee is an "interested person" of the Delaware Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

     For services rendered to the Fund for the fiscal year ended April 30, 2000, the Trustees received aggregate remuneration of $______. For services on the Boards of Directors/Trustees of the Phoenix Funds, each trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended.

Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the series and funds within the fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS

     The Board of Trustees has an Audit Committee and a Nominating
Committee. The members of the Audit Committee of the Fund include four of the Trustees who are not interested persons of the Fund (i.e., the "independent Trustees"). The Audit Committee meets with the Fund's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held three meetings during the fiscal year ended April 30, 2000.

     The Nominating Committee consists of four Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended April 30, 2000, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund.

     The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

     The Board of Trustees held five meetings during the fiscal year ended
April 30, 2000. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his or her tenure.

     For the Fund's last fiscal year, the Trustees received the following compensation:

                                                                                                     TOTAL
                                                       PENSION OR                                 COMPENSATION
                                                       RETIREMENT            ESTIMATED            FROM FUND AND
                                   AGGREGATE        BENEFITS ACCRUED       ANNUAL BENEFITS      FUND COMPLEX (14
                                  COMPENSATION      AS PART OF FUND            UPON              FUNDS) PAID TO)
NAME                               FROM FUND           EXPENSES             RETIREMENT              TRUSTEE
----                               ---------           --------             ----------              -------

Robert Chesek                          $                                                               $
E. Virgil Conway(1)                    $                                                               $
Harry Dalzell-Payne(1)                 $              NONE FOR ANY         NONE FOR ANY                $
Francis E. Jeffries                    $ *              TRUSTEE               TRUSTEE                  $
Leroy Keith, Jr.                       $                                                               $
Philip R. McLoughlin(1)                $                                                               $
Everett L. Morris(1)                   $ *                                                             $
James M. Oates(1)                      $                                                               $
Herbert Roth, Jr.                      $ *                                                             $
Richard E. Segerson                    $ *                                                             $
Lowell Weicker, Jr.                    $                                                               $

------------------

     *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At March 31, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $507,603, $194,387, $180,843 and $100,929, respectively. At present, by agreement among the Fund, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

     (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT

     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the Trust's investment adviser.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent.

OTHER BUSINESS

     The Board of Trustees of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

     The Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Fund unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A
                                   ----------


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this__ day of _______, 2000, by and between Phoenix-Oakhurst Income & Growth Fund, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix-Oakhurst Income & Growth Fund series (the "Predecessor Fund"), and Phoenix-Oakhurst Income & Growth Fund, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix-Oakhurst Income & Growth Fund series (the "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

     WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

     1.3  Immediately upon delivery to the Predecessor Fund of the New
Shares, the Predecessor Fund, as the then sole shareholders of the Successor Fund, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as Trustees of the Predecessor Trust;
(ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund and Phoenix Investment Counsel, Inc. (the "Investment Manager"), and (iii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.

     1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.   CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

     2.2  The Predecessor Trust shall cause Phoenix Equity Planning
Corporation (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

          (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

          (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

          (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

          (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

          (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

          (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.   CONDITIONS PRECEDENT

     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

          (iv) All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

          (v) The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

          (vi) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding Class A, Class B and Class C shares of the Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

5.   BROKERAGE FEES AND EXPENSES

     5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Successor Fund.

6.   ENTIRE AGREEMENT

     The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.   TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.   AMENDMENTS

      This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.   NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Predecessor
Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the charter of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

     10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with a single series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.

     10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.




ATTEST                                 PHOENIX-OAKHURST INCOME & GROWTH FUND, a
                                       Massachusetts business trust


Name: ___________________________      By: _____________________________________
Title: Secretary                       Name:
                                       Title:




ATTEST                                 PHOENIX-OAKHURST INCOME & GROWTH FUND,
                                       a Delaware business trust


Name: ____________________________     By: __________________________________
Title:                                 Name:
                                       Title:

                      PHOENIX-OAKHURST INCOME & GROWTH FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 August 17, 2000


                                      PROXY

     The undersigned shareholder of Phoenix-Oakhurst Income & Growth Fund, a Massachusetts business trust (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 17, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

      To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE FUND WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

1.     REORGANIZATION OF FUND

          To approve an Agreement and Plan
          of Reorganization which provides for       For     Against   Abstain
          the reorganization of Phoenix-Oakhurst     [ ]       [ ]       [ ]
          Income & Growth Fund, as a Delaware
          business trust


2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------  ----   --------------------------   ----
----------------------------------  ----   --------------------------   ----
Signature (PLEASE SIGN WITHIN BOX)  Date   Signature (Joint Owners)     Date